UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2024

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VGTel, Inc.

(Exact name of registrant as specified in its charter)

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New York	000-52983	01-0671426
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3400 Pan American Drive, #83, Miami, Florida 33133

(Address of Principal Executive Offices) (Zip Code)

(561) 318-1903

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

The Company is pleased to announce the launch of its new business model and brand, Beyond Earth, which is dedicated to exploring and understanding the complexities of our skies and beyond. Beyond Earth focuses on unlocking the mysteries surrounding unidentified aerial phenomena (UAPs), unidentified submerged objects (USOs), unknown traffic, and space debris by developing a comprehensive global atmospheric monitoring system. This system is designed to enhance transparency, improve public safety, and provide valuable insights into phenomena occurring within and beyond Earth’s atmospheric boundaries.

Beyond Earth is a systematic study, and research company that investigates abstracts of published Scientific Whitepapers in a structured and organized manner, following defined protocols, to comprehensively gather and analyze all relevant evidence, typically aiming for unbiased and reproducible results, through a systematic review.

The mission of Beyond Earth reflects our belief that the sky is not merely a highway for air traffic but a gateway to new frontiers. By employing a systematic and rigorous approach, the company reviews and analyzes published research and whitepapers, adhering to established scientific protocols to ensure unbiased, reproducible results. Leveraging cutting-edge technologies, Beyond Earth aims to observe, analyze, and interpret these phenomena, fostering public safety and equipping humanity with the knowledge to navigate a future where the unknown becomes understood.

As part of its strategic vision, Beyond Earth seeks to collaborate with stakeholders in the space industry, including aerospace innovators, satellite operators, and research institutions, to contribute to the responsible exploration and monitoring of near-Earth and deep space environments. The company’s focus on space debris aligns with global initiatives to ensure sustainable operations in Earth’s orbit and safeguard assets critical to modern communication, navigation, and defense systems.

Additionally, the Company announces that on October 30, 2024, Ken Williams was appointed as the sole officer and director of the Company, following the contemporaneous resignation of Alfredo Papadakis.

The formation of Beyond Earth underscores VGTEL, Inc.’s commitment to driving innovation, advancing science and technology, and playing an active role in the evolving space economy.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

December 19, 2024	VGTel, Inc.

	By:	/s/ Ken Williams
Ken Williams
CEO/President/Director

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